Exhibit 10.16

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 26, 2010, by and among REG Newco, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), the holders of the Company’s Series A Convertible Preferred Stock as listed on Exhibit A hereto (the “Series A Stockholders”), and the holders of the Company’s Common Stock as listed on Exhibit A hereto (the “Common Stockholders”). The Series A Stockholders and Common Stockholders are collectively referred to herein as the “Stockholders.”

1. Background. Pursuant to (a) the Second Amended and Restated Asset Purchase Agreement executed November 20, 2009 by and among the Company, REG Newton, LLC, Renewable Energy Group, Inc. (“REG”) and Central Iowa Energy, LLC , (b) the Second Amended and Restated Asset Purchase Agreement executed November 20, 2009 by and among the Company, REG Wall Lake, LLC, REG and Western Iowa Energy, LLC, (c) the Second Amended and Restated Merger Agreement executed November 21, 2009 by and among the Company, REG Danville, LLC, REG and Blackhawk Biofuels, LLC and (d) the Second Amended and Restated Merger Agreement executed November 20, 2009 by and among the Company, REG and REG Merger Sub, Inc. (collectively, such Asset Purchase Agreements and Merger Agreements are referred to herein as the “Acquisition Agreements”), the Company is obligated to enter into this Agreement in order to provide the Stockholders with certain registration rights regarding the Company’s equity securities. Certain terms used herein are defined in Section 2 of this Agreement.

2. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

Form S-3: Such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

Holder: Any Stockholder owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 8 hereof.

Initial Offering: The Company’s first firm commitment underwritten public offering of its Common Stock under the Securities Act.

Junior Registrable Securities: (i) The shares of Common Stock issued to the Common Stockholders other than Senior Registrable Securities; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above, excluding in all cases, however, any Junior Registrable Securities sold by a person in a transaction in which his rights under this Agreement are not assigned.

Person: A corporation, an association, a partnership, a limited liability company, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

Preferred Stock: Series A Preferred Stock

Registrable Securities: Any Senior Registrable Securities and Junior Registrable Securities.

Registration Expenses: All expenses incident to the Company’s performance of or compliance with Sections 3.1, 3.2 and 3.3 below, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with applicable laws (including securities or blue sky laws), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the fees and disbursements of one special counsel for the selling Holders selected by the selling Holders with the approval of the Company, which approval shall not be unreasonably withheld, which fees and disbursements shall not exceed $50,000, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, the fees and expenses of any special experts retained by the Company in connection with such offering, the fees and expenses of any qualified independent underwriter or other independent appraiser participating in any offering pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., all printing, mailing courier and overnight delivery charges (except to the extent borne by underwriters), all travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the offered securities, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, if any; provided, that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

Selling Expenses: Underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities covered by such registration.

Senior Registrable Securities: (i) The shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock of the Company, (ii) the shares of Common Stock issued and outstanding following the exercise of any warrant to purchase shares of Common Stock issued by the Company to any Series A Stockholder or its affiliates, (iii) any other shares of Common Stock held by a Series A Stockholder, (iv) 1,409,053 shares of Common Stock issued to West Central Biodiesel Investors, LLC and 696,210 shares of the Common Stock issued to Blue Marble Investors, LLC, (v) the shares of Common Stock issued pursuant to any of the Acquisition Agreements, and (vi) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), (ii), (iii), (iv) and (v) above, excluding in all cases, however, any Senior Registrable Securities sold by a person in a transaction in which his rights under this Agreement are not assigned.

3. Registration under Securities Act, etc.

3.1 Demand Registration.

(a) Demand Rights. Subject to the conditions of this Section 3.1, if the Company shall receive a written request from the holders of at least seventy-five percent (75%) of the issued and outstanding shares of Preferred Stock that were issued in exchange for shares of series A, series AA, series B or series BB preferred stock of Renewable Energy Group, Inc., a Delaware corporation (“REG”), pursuant to the Second Amended and Restated Agreement and Plan of Merger dated November 20, 2009 by and among the Company, REG and REG Merger Sub, Inc. (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities with anticipated proceeds of at least (i) $40,000,000 at a share price (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization as generally described in the Company’s Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”)) of at least two times the original purchase price per share of the Series A Preferred Stock for the Initial Offering or (ii) $10,000,000 for a public offering thereafter, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 3.1, use best efforts to file, and commercially reasonable efforts to cause to become effective, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 3.1(a). The holders of Senior Registrable Securities shall be limited to a maximum of two (2) demand registrations pursuant to this Section 3.1, provided that a registration requested pursuant to this Section 3.1(a) shall not be deemed to have been effected (i) unless a registration statement with respect thereto has been declared effective for a period of at least one hundred twenty (120) days, (ii) if after a registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than as a result of the voluntary termination of such offering by the Holders of Registrable Securities, or (iv) if the Holders of Registrable Securities that would otherwise be underwritten are required to exclude or withdraw a number of Registrable Securities from such underwriting pursuant to Section 3.1(b) the result of which is gross proceeds to the Holders of Registrable Securities from the registration of less than $40,000,000 if the Initial Offering or $10,000,000 if a public offering thereafter.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.1 and the Company shall include such information in the written notice referred to in Section 3.1(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be nationally recognized and reputable investment banks reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 3.1, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated on a pro rata basis first among the selling Holders of Senior Registrable Securities based on the number of Senior Registrable Securities held by such Holder, and then, if any additional shares may be included in the underwriting, pro rata among the Holders according to the total amount of remaining Junior Registrable Securities, owned by each such selling Holder. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 3.1:

(i) prior to the earlier of (A) August 1, 2011 or (B) six (6) months following the effective date of the Initial Offering; provided, however, that, if at any time after the date hereof the Initiating Holders shall provide to the Company letters from two nationally recognized and reputable investment banks of their willingness to act as lead underwriter in an Initial Offering with anticipated proceeds of at least $40,000,000 at a share price (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization as generally described in the Series A Certificate of Designation) of at least two times the original purchase price of the Series A Preferred Stock, the Company shall use its commercially reasonable efforts to file and effectuate a registration statement on Form S-1 under the Securities Act in a timely manner thereafter; or

(ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act; or

(iii) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 3.2 below, provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective; or

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 3.3 below; or

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3.1, a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board (as defined below) stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, provided that (A) such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period and (B) any such delay must also suspend the registration rights of all stockholders of the Company having any registration rights with respect to shares of capital stock of the Company.

3.2 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register under the Securities Act (whether for its own account or otherwise) any of its Common Stock and solely for cash in connection with a public offering of such Common Stock (other than (i) a registration relating solely to the sale of securities to participants in a Company stock plan, (ii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 7, the Company shall, subject to the provisions of Section 3.2(c), use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.8 hereof.

(c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 3.2 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned on a pro rata basis first among the selling Holders of Senior Registrable Securities based on the number of

Senior Registrable Securities held by such Holder, and then, if any additional shares may be included in the underwriting, pro rata among the Holders according to the total amount of remaining Junior Registrable Securities owned by each such selling Holder) unless such offering is the Initial Offering in which case the selling Holders may be excluded if the underwriters make the determination described above.

3.3 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, use commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3.3: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the Holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 3.3; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for any Holders pursuant to this Section 3.3; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 3.2.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 3.3 shall not be counted as demands for registration or registrations effected pursuant to Section 3.1.

3.4 Registration Procedures. If and whenever the Company is required to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1, 3.2 or 3.3 above, the Company shall as expeditiously as possible:

(a) prepare and as soon thereafter as possible (but with respect to a public offering other than the Initial Offering, in any event no later than ninety (90) days after the last request for inclusion in the applicable registration is timely given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become effective and remain effective for a period of one hundred twenty (120) days or, if earlier, until the distribution contemplated by the registration statement has been completed (the “Effectiveness Period”); provided, however, in the case of any registrations on Form S-3 that are intended to be offered on a continuous or delayed basis, the Effectiveness Period shall be extended until all applicable Registrable Securities thereunder are sold. Notwithstanding the foregoing, the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; and provided further, in the event that, in the good faith judgment of the Company, it is advisable to suspend use of the prospectus relating to such registration statement for a discrete period of time (a “Deferral Period”) due to pending or proposed material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certified resolution of the Board, signed by a duly authorized officer of the Company, to each Holder of Registrable Securities covered by the Registration Statement to the effect of the foregoing and such Holders, upon receipt of such certificate, and the Company agrees not to dispose of any Registrable Securities covered by any registration or prospectus (other than in transactions exempt from the registration requirements under the Securities Act); provided, however, that the Company shall not utilize more than four (4) Deferral Periods in any twelve (12) month period and in no event shall the aggregate length of all such Deferral Periods in any such twelve (12) month period be greater than ninety (90) days. The Effectiveness Period shall be extended for a period of time equal to any Deferral Period.

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such registration statement;

(c) furnish to each Holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including, without limitation, all exhibits), such number of copies of the prospectus contained in such registration statement (including, without limitation, each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request;

(d) use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(e) use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

(f) use its commercially reasonable efforts to furnish, at the request of the underwriters pursuant to an underwriting agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 3.1:

(i) an opinion of counsel for the Company for the purpose of such registration, dated as of such date, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and

(ii) a “comfort” letter, dated such date, signed by the independent certified public accountants who have certified the Company’s financial statements included in such registration statement, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(g) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or, if for any reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall (i) not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) effect such compliance;

(h) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and shall furnish to each such Holder of Registrable Securities covered by such registration statement at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

(j) use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the equity securities of the Company of the same class as the Registrable Securities are then listed;

(k) cooperate with the underwriters with respect to all roadshows and other marketing activities as may be reasonably requested by the underwriters; and

(l) enter into such agreements and take such other actions as the Holders of Registrable Securities covered by a registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (g) of this Section 3.4, such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (g) of this Section 3.4 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

3.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give one representative designated by the Holders of a majority of the Registrable Securities included in such registration statement, and one special counsel and accounting firm similarly designated by the Holders of a majority of the Registrable Securities included in such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders’ counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

3.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that at the request of the Company such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

3.7 Additional Rights of Holders. If any registration statement prepared under this Agreement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder to the effect that the holding by such Holder of such securities does not necessarily make such Holder a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Holder of the investment quality of the Company’s debt or equity securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Holder.

3.8 Expenses of Registration. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to Sections 3.1, 3.2 or 3.3. Any Selling Expenses in connection with any registration requested pursuant to Sections 3.1, 3.2 or 3.3 shall be allocated among all Holders on whose behalf Registrable Securities of the Company are included in such registration, on the basis of the respective amounts of the Registrable Securities then being registered on their behalf. Notwithstanding the foregoing or anything contained herein to the contrary, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.1 or 3.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the participating Holders shall bear such expenses on a pro rata basis based on the Registrable Securities of such Holder proposed to be included in such withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3.1 or one S-3 registration pursuant to Section 3.3, as applicable; provided further, however, that if such withdrawal occurs prior to the date the registration statement shall have become effective and at the time of such withdrawal, the Holders have learned of a material adverse change in the financial condition, business, properties or results of operations of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.1 and 3.3, as applicable.

3.9 Indemnification.

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the Holder of any Registrable Securities covered by such registration statement, its directors and officers, legal counsel and accountants for such Holder, and each other Person, if any, who controls such Holder, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation thereof; provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus; and provided still further, that the indemnity agreement contained in this Section 3.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

(b) Indemnification by the Holders. Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any officer, director, legal counsel or accountant or controlling person of any such Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the indemnity agreement contained in this Section 3.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. The maximum liability of each Holder for any such indemnification shall not exceed the amount of aggregate gross proceeds received by such Holder from the sale of his/its Registrable Securities, except in the case of willful fraud. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 3.9(a) or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 3.9(a) or (b) above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release reasonably acceptable to such indemnified party from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in Sections 3.9(a), (b) and (c) above (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

(e) Indemnification Payments. The indemnification required by this Section 3.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f) Contribution. If the indemnification provided for in this Section 3.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Section 3.9(f) exceed the aggregate gross proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

3.10 Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 3 or the marketability of such Registrable Securities under any such registration.

4. Rule 144 and Rule 144A. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder of Registrable Securities, make publicly available other information) and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company). After any sale of Registrable Securities pursuant to this Section 4, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions relating to the absence of registration under the Securities Act to be rescinded with respect to such Registrable Securities. In order to permit the Holders of Registrable Securities to sell the same, if they so desire, pursuant to Rule 144A promulgated by the Commission (or any successor to such rule) (“Rule 144A”), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144A. Prospective transferees of Registrable Securities that are Qualified Institutional Buyers (as defined in Rule 144A) which would be purchasing such Registrable Securities in reliance upon Rule 144A may request from the Company information regarding the business, operations and assets of the Company. Within five (5) business days after receipt by the Company of any such request, the Company shall deliver to any such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company and such other information as may be required to be supplied by the Company for it to comply with Rule 144A.

5. Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company agrees and it shall have obtained written consents to such amendment, action or omission to act from the Holders of at least a majority of the Registrable Securities (which must also include the consent of the holders of at least seventy-five percent (75%) of the issued and outstanding shares of Preferred Stock that were issued in exchange for shares of series A, series AA, series B or series BB preferred stock of REG, pursuant to the Second Amended and Restated Agreement and Plan of Merger dated November 20, 2009 by and among the Company, REG and REG Merger Sub, Inc.); provided, however, that any such amendment or consent that would have a material adverse effect on a particular Holder but would not have a similar material adverse effect on all Holders generally or would otherwise remove a Holder as a party to this Agreement shall require the consent of such Holder. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

7. Notices. Except as set forth in Section 8, all communications provided for hereunder shall be sent (a) by first-class mail and (i) if addressed to a party other than the Company, to such party at the address furnished to the Company by such party, or (ii) if addressed to the Company, at the address of its principal place of business, Attention: President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Holder of Registrable Securities at the time outstanding or (b) by electronic transmission in the manner permitted by the General Corporation Law of the State of Delaware.

8. Assignment. The rights to cause the Company to register Registrable Securities pursuant to Section 3 may be assigned (but only with all related obligations) by (a) a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 250,000 shares of such Holder’s Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations and including for purposes of such calculation the shares of Common Stock then issuable upon conversion of the Preferred Stock), or (b) any Holder who transfers all of its Registrable Securities to a single transferee or assignee, or (c) a Holder to its partners, members, stockholders, subsidiaries or affiliates (“the Distributees”); provided, however, prior to an assignment pursuant to subclause (c), the Distributees shall appoint a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement; and provided, further, in each case: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or limited liability company who are partners or retired partners of such partnership or members of such limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or members or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company, as the case may be. For purposes of this Agreement, the terms “affiliates” or “affiliated” shall mean, with respect to any person or entity, any person or entity that, directly or indirectly, controls or is controlled by or is under common control with such person or entity. For the purposes of the preceding sentence, the term “control” shall mean the possession; directly or indirectly, through one or more intermediaries in the case of any person or entity, of the power or authority, through ownership of voting securities, by contract or otherwise, to direct the management, activities or policies of the person or entity.

9. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of two-thirds (2/3rds) of the Senior Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder the right to include such securities in any registration (unless such right is subordinate to the rights granted to holders of Senior Registrable Securities in this Agreement) or to demand any registration of any securities held by such holder or prospective holder.

10. Termination. The right of any Holder to request registration or inclusion in any registration pursuant to Section 3.1, Section 3.2 or Section 3.3 shall terminate at such time as both (A) all shares of Registrable Securities held or entitled to be held upon conversion by such Holder are permitted to be immediately sold under Rule 144 during any ninety (90) day period, and (B) such Holder holds or upon conversion of Series A Preferred Stock would hold less than three percent (3%) of the issued and outstanding shares of Common Stock of the Company.

11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof. References herein to Sections are references to Sections of this Agreement, except as otherwise indicated.

12. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

13. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Delaware, without regard to rules or principles of conflicts of law requiring the application of the law of another State.

14. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMPANY:

REG NEWCO, INC.

By:	/s/ Jeff Stroburg
Name:	Jeff Stroburg
Title:	Chairman & CEO

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SERIES A STOCKHOLDER:

WEST CENTRAL COOPERATIVE

By:	/s/ Jeff Stroburg
Name:	Jeff Stroburg
Title:	President & CEO

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SERIES A STOCKHOLDER:

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By:	/s/ Chris Sorrells
Name:	Chris Sorrells
Title:	Managing Director

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SERIES A STOCKHOLDER:

NATURAL GAS PARTNERS VIII, L.P.

By: G.F.W. Energy VIII, L.P., General Partner
By: GFW VIII, L.L.C., General Partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Member

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SERIES A STOCKHOLDER:

E D & F MAN NETHERLANDS BV

By:	/s/ Paul Chatterton
Name:	Paul Chatterton
Title:	Appointed Representative

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SERIES A STOCKHOLDER:

BUNGE NORTH AMERICA, INC.

By:	/s/ Eric Hakmiller
Name:	Eric Hakmiller
Title:	Vice-President Bunge Biofuels

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SERIES A STOCKHOLDER:

USBG MEMBERS:

USRG HOLDCO V, LLC

By: USRG Management Company, LLC, its Manager

By:	/s/ Jonathan Koch
Name:	Jonathan Koch
Title:	Managing Director

OHANA HOLDINGS, LLC

By:	/s/ Michael G. Mohr
Name:	Michael G. Mohr
Title:	Manager

JYCO, LLC

By:	/s/ Gregory R. Hardester
Name:	Gregory R. Hardester
Title:	Manager

SUPREME OIL COMPANY, INC.

By:	/s/ Michael Leffler
Name:	Michael Leffler
Title:	Chief Executive Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

MANDAM B.V.

By:	/s/ Paul Chatterton
Name:	Paul Chatterton
Title:	Appointed Representative

PADMA RAG DATTA TRUST

By:	/s/ Lois-Ellin G. Datta
Name:	Lois-Ellin G. Datta
Title:	Trustee

JANE SU AND RICHARD CHOW REVOCABLE TRUST

By:	/s/ Richard Chow
Name:	Richard Chow
Title:	Trustee

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

WEST CENTRAL COOPERATIVE

By:	/s/ Jeff Stroburg
Name:	Jeff Stroburg
Title:	President & CEO

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

BLUE MARBLE INVESTORS LLC

By:	/s/ Kendell Enebrit
Name:	Kendell Enebrit
Title:	Secretary

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

WEST CENTRAL BIODIESEL INVESTORS, LLC

By:	/s/ Susan Tronchetti
Name:	Susan Tronchetti
Title:	Managing Director

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

ENERGY TECHNOLOGY PARTNERS, L.L.C.

By:	/s/ Chris Sorrells
Name:	Chris Sorrells
Title:	Managing Director

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

BUNGE NORTH AMERICA, INC.

By:	/s/ Eric Hakmiller
Name:	Eric Hakmiller
Title:	Vice-President Bunge Biofuels

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

USBG MEMBERS:

USRG HOLDCO V, LLC

By: USRG Management Company, LLC, its Manager

By:	/s/ Jonathan Koch
Name:	Jonathan Koch
Title:	Managing Director

OHANA HOLDINGS, LLC

By:	/s/ Michael G. Mohr
Name:	Michael G. Mohr
Title:	Manager

JYCO, LLC

By:	/s/ Gregory R. Hardester
Name:	Gregory R. Hardester
Title:	Manager

SUPREME OIL COMPANY, INC.

By:	/s/ Michael Leffler
Name:	Michael Leffler
Title:	Chief Executive Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

MANDAM B.V.

By:	/s/ Paul Chatterton
Name:	Paul Chatterton
Title:	Appointed Representative

PADMA RAG DATTA TRUST

By:	/s/ Lois-Ellin G. Datta
Name:	Lois-Ellin G. Datta
Title:	Trustee

JANE SU AND RICHARD CHOW REVOCABLE TRUST

By:	/s/ Richard Chow
Name:	Richard Chow
Title:	Trustee

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

SARGECO, INC.

By:	/s/ Lee Sargent
Name:	Lee Sargent
Title:	President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

NATURAL GAS PARTNERS VIII, L.P.

By: G.F.W. Energy VIII, L.P., General Partner
By: GFW VIII, L.L.C., General Partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Member

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMMON STOCKHOLDER:

E D & F MAN NETHERLANDS BV

By:	/s/ Paul Chatterton
Name:	Paul Chatterton
Title:	Appointed Representative

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT